                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                     WESTERN RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

/ /  Filing fee paid with preliminary filing

                                     [LOGO]

                                                                  March 25, 1996

Dear Shareholder:

    I am pleased to present to you this year's Notice of Annual Meeting and Proxy Statement detailed on the following pages. I want to extend my thanks for your continued interest in the Company and urge you to participate through your vote.

    In addition to the election of four Directors to the Board, the Directors have proposed for your consideration the approval of a stock based long-term incentive plan and an amendment to the Company's Restated Articles of Incorporation.

    The Board believes the 1996 Long Term Incentive and Share Award Plan is appropriate to attract and retain competent management, more clearly align management's compensation with the interests of shareholders and to meet competitive compensation levels through variable, or at risk, pay rather than traditional base salaries.

    The amendment to the Company's Restated Articles of Incorporation would remove limitations under the preferred stocks relating to the issuance of unsecured indebtedness. The Company believes this will provide management with the necessary flexibility to obtain what it believes to be the best terms available in the debt market at the time of a financing. Such flexibility is expected to provide long-term benefits to all shareholders. This amendment will not affect any other rights of preferred shareholders, nor the dividend rate of the preferred stocks.

    THE BOARD HAS UNANIMOUSLY RECOMMENDED A VOTE "FOR" THESE PROPOSALS.

    Please read the material in this Proxy Statement carefully before voting. It is important that your shares be represented at the meeting whether or not you are able to attend. By promptly filling out and returning the enclosed proxy, you will ensure that your votes are counted. Your cooperation is appreciated.

                                          Sincerely,

                                          /s/ JOHN E. HAYES, JR.
                                          JOHN E. HAYES, JR.
                                          CHAIRMAN OF THE BOARD
                                          AND CHIEF EXECUTIVE OFFICER

                            WESTERN RESOURCES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 7, 1996

    You are invited, as a shareholder of Western Resources, Inc. (the Company), to be present either in person or by proxy at the Annual Shareholders' Meeting, which will be held in the Maner Conference Centre (Kansas Expocentre) located at the southeast corner of Seventeenth and Western, Topeka, Kansas, on Tuesday, May 7, 1996, commencing at eleven o'clock in the morning, or any adjournment or adjournments thereof, for the following purposes:

        1. To elect five (5) directors to Class III of the Company's Board of Directors to serve a term of three years;

        2. To approve the adoption of the 1996 Long Term Incentive and Share Award Plan;

        3.  To   amend  the  Articles  of   Incorporation  by  deleting  certain
            provisions  of   the   Preferred   Stock   relating   to   unsecured
            indebtedness; and

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record at the close of business on March 19, 1996, will be entitled to vote at the meeting, or at any adjournment thereof.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY MARKING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE COMPANY THE ADDITIONAL EXPENSE OF FURTHER REQUESTS TO ENSURE THE PRESENCE OF A QUORUM.

                                             By Order of the Board of Directors,

                                                        /s/ Richard D. Terrill
                                                          Richard D. Terrill
                                                              SECRETARY
Topeka, Kansas
March 25, 1996

                                PROXY STATEMENT
                              GENERAL INFORMATION

       MAILING ADDRESS OF PRINCIPAL                APPROXIMATE MAILING DATE
     EXECUTIVE OFFICES OF THE COMPANY                 OF PROXY MATERIAL
     --------------------------------              ------------------------
            818 Kansas Avenue                           March 25, 1996
           Topeka, Kansas 66612

    The enclosed proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, May 7, 1996, or any adjournment thereof, for the purposes set forth in the above notice of meeting. Proxies are revocable at any time before voted. Such right of revocation is not limited or subject to compliance with any formal procedure.

    The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company has engaged the services of Georgeson & Company, Inc. a proxy solicitation firm, and Salomon Brothers Inc. to aid in the solicitation of proxies for which the Company will pay an estimated fee of approximately $10,000 each for their services, plus reimbursement of reasonable out-of-pocket expenses. In addition, the Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

    Shareholders of record at the close of business on March 19, 1996, are entitled to vote on matters to come before the meeting. On that date there were
outstanding  and entitled to vote           shares of Common Stock, par value $5
per share; 138,576 shares of Preferred Stock, 4 1/2% Series, par value $100 per share; 60,000 shares of Preferred Stock, 4 1/4% Series, par value $100 per share; and 50,000 shares of Preferred Stock, 5% Series, par value $100 per share.

                            CUMULATIVE VOTING RIGHTS

    Each share of Common and Preferred Stock entitles the holder of record at the close of business on the record date of the meeting to one vote. In voting for the election of directors, cumulative voting is permitted and record holders are entitled to as many votes as shall equal the number of shares of stock held, multiplied by the number of directors to be elected. Such votes may be cast all for a single candidate or the votes may be distributed among the candidates, as the shareholder may see fit if present to vote in person, or as the proxyholder elects, if voting by proxy. Any shares not voted (whether by abstention, broker non-votes or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.

    INSTRUCTIONS TO HOLDERS OF COMMON STOCK WHO ARE PARTICIPANTS IN THE COMPANY'S AUTOMATIC DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN. All shares of Common Stock credited to a shareholder's account in the Plan will be voted in accordance with the specifications indicated on the form of proxy sent to the shareholder if the form of proxy is returned in a timely manner.

                             SHAREHOLDER PROPOSALS

    The 1997 Annual Meeting of Shareholders is scheduled to be held on May 6, 1997. Specific proposals of shareholders intended to be presented at this meeting must comply with the requirements of the Securities Exchange Act of 1934, the Company's Articles of Incorporation, as amended, and be received by the Company's Corporate Secretary for inclusion in its 1997 proxy materials by November 26, 1996. If the date of the Annual Meeting is changed by more than 30 days, shareholders will be advised promptly of such change and of the new date for submission of proposals.

                            1. ELECTION OF DIRECTORS

    The Board of Directors of the Company is divided into three classes (Class I, Class II, and Class III). At each Annual Meeting of Shareholders, the directors constituting one class are elected for a three-year term. The Company's By-Laws provide for the classification of directors into three classes, which shall be as nearly equal in number as possible, and no class shall include fewer than two directors. In accordance with the Restated Articles of Incorporation of the Company, the Board of Directors has set the number of directors at thirteen.

    Messrs. Frank J. Becker, Gene A. Budig, C.Q. Chandler, Thomas R. Clevenger and David C. Wittig have been nominated for election as directors at the Annual Meeting of Shareholders as Class III directors. All nominees were elected by shareholders of the Company at the Annual Meeting of Shareholders in 1993, except Mr. Wittig who was elected to the Board by the Directors in February 1996.

    Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by the Board of Directors and named in the following tabulation to be directors of the Company until their successors are elected and qualify. To be elected, each nominee must be approved by a majority of the votes cast for such nominee. While it is not expected that any of the four nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by the Board of Directors of the Company. The nominees for directors are as follows:

                  NOMINEES (CLASS III)--TERM EXPIRING IN 1999

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

FRANK J. BECKER (60), 1992                                             [PHOTO 1]
    President,  Becker  Investments,  Inc.,  El Dorado,
    Kansas (since  January,  1993) and  prior  to  that
    personal  investments;  Director,  Bank  IV  Butler
    County, N.A.; Director,  Great-West Life &  Annuity
    Insurance   Co.;  Director,  Douglas  County  Bank;
    Trustee,   The    Kansas    University    Endowment
    Association.

GENE A. BUDIG (56), 1987                                               [PHOTO 2]
    President, American League of Professional Baseball
    Clubs,  New York,  New York (since  July, 1994) and
    prior to  that  Chancellor, University  of  Kansas;
    Director,   Harry  S.   Truman  Library  Institute;
    Director,   Ewing   Marion   Kauffman   Foundation;
    Director, American College Testing; Director, Major
    League Baseball Hall of Fame.

C. Q. CHANDLER (69), 1992                                              [PHOTO 3]
    Chairman    of   the   Board,   INTRUST   Financial
    Corporation, Wichita,  Kansas;  Director,  Fidelity
    State  Bank  &  Trust Co.;  Director,  First Newton
    Bankshares; Director,  Kansas  Crippled  Children's
    Society;    Trustee,   Kansas    State   University
    Foundation.

THOMAS R. CLEVENGER (61), 1975                                         [PHOTO 4]
    Investments, Wichita,  Kansas;  Director,  Security
    Benefit  Life Insurance Company;  Director, Bank IV
    N.A.; Trustee  and  Vice  Chairman,  The  Menninger
    Foundation; Trustee, Midwest Research Institute.

DAVID C. WITTIG (40), 1996                                             [PHOTO 5]
    President   (since  March   1996),  Executive  Vice
    President, Corporate Development  (since May  1995)
    of   the  Company,  and   prior  to  that  Managing
    Director,  Co-Head  of  Mergers  and  Acquisitions,
    Solomon Brothers, Inc.

                                OTHER DIRECTORS
                        (CLASS I)--TERM EXPIRING IN 1997

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

JOHN C. DICUS (62), 1990                                               [PHOTO 6]
    Chairman   of  the  Board  and  President,  Capitol
    Federal  Savings  and  Loan  Association,   Topeka,
    Kansas;  Director, Security  Benefit Life Insurance
    Company;   Director,   Columbian   National   Title
    Company;   Trustee,   The   Menninger   Foundation;
    Trustee,  Stormont-Vail  Regional  Medical  Center;
    Trustee,    The    Kansas    University   Endowment
    Association.

JOHN E. HAYES, JR. (58), 1989                                          [PHOTO 7]
    Chairman of the Board  and Chief Executive  Officer
    of  the  Company;  Director,  Boatmen's Bancshares,
    Inc.; Director,  Security  Benefit  Life  Insurance
    Company;    Director,   CommNet   Cellular,   Inc.;
    Director,   T-Netix,   Inc.;   Trustee,   Rockhurst
    College;   Trustee,   The   Menninger   Foundation;
    Trustee, Midwest Research Institute.

RUSSELL W. MEYER, JR. (63), 1992                                       [PHOTO 8]
    Chairman  and  Chief   Executive  Officer,   Cessna
    Aircraft   Company,   Wichita,   Kansas;  Director,
    Boatmen's  Bancshares   Inc.;  Director,   Vanguard
    Airlines; Trustee, Wake Forest University.

LOUIS W. SMITH (53), 1991                                              [PHOTO 9]
    President and Chief Operating Officer, Ewing Marion
    Kauffman  Foundation (since July 1995) and prior to
    that  President,  AlliedSignal  Aerospace  Company,
    Kansas   City  Division,   Kansas  City,  Missouri;
    Director, Commerce Bank  of Kansas City;  Director,
    Ewing  Marion Kauffman Foundation; Director, Kansas
    City  Royals  Baseball   Club;  Director,   Payless
    Cashways, Inc.; Trustee, University of
    Missouri-Rolla; Trustee, Rockhurst College.

                       (CLASS II)--TERM EXPIRING IN 1998

DIRECTOR (AGE), YEAR FIRST BECAME A DIRECTOR

DAVID H. HUGHES (67), 1988                                            [PHOTO 10]
    Retired Vice Chairman, Hallmark Cards, Inc., Kansas
    City,  Missouri; Director, Hall Family Foundations;
    Director,  Midwest  Research  Institute;  Director,
    Yellow  Corporation;  Trustee, St.  Luke's Hospital
    Foundation;  Trustee,  Children's  Mercy  Hospital;
    Trustee,  Princeton Theological  Seminary; Trustee,
    Linda Hall Library.

JOHN H. ROBINSON (69), 1991                                           [PHOTO 11]
    Chairman Emeritus (since December, 1992) and  prior
    to  that  Chairman,  Black &  Veatch,  Kansas City,
    Missouri; Director, St. Luke's Hospital;  Director,
    Automobile  Club of Missouri; Director, The Greater
    Kansas  City  Community  Foundation  &   Affiliated
    Trusts;   Director,  Midwest   Research  Institute;
    Trustee, University of Missouri-Kansas City.

SUSAN M. STANTON (47), 1995                                           [PHOTO 12]
    President  and  Chief   Operating  Officer   (since
    November,  1993)  and  prior  to  that  Senior Vice
    President,  Merchandising  and  Marketing,  Payless
    Cashways,  Inc.,  Kansas City,  Missouri; Director,
    Commerce Bank  of  Kansas City;  Director,  Greater
    Kansas  City Chamber of Commerce; Director, Payless
    Cashways, Inc.; Trustee, Rockhurst College.

KENNETH J. WAGNON (57), 1987                                          [PHOTO 13]
    President,  Capital  Enterprises,  Inc.,   Wichita,
    Kansas;    Director,   Vanguard   Airlines,   Inc.;
    Director,  Cerebral   Palsy  Research   Foundation;
    Director,  T-Netix,  Inc.; Director,  University of
    Kansas School  of  Business;  Trustee,  The  Kansas
    University Endowment Association.

                   BENEFICIAL OWNERSHIP OF VOTING SECURITIES

    The Company knows of no beneficial owner of more than 5% of any class of the Company's outstanding voting stock as of March 19, 1996.

    The following information is furnished with respect to each of the four director nominees, each of the eight other current directors and all current directors and executive officers of the Company as a group as to ownership of shares of Common Stock of the Company as of March 19, 1996.

                                                                                 AMOUNT AND NATURE OF
                                                                               BENEFICIAL OWNERSHIP(1)
                                                                              --------------------------
                                                                                 DIRECT       INDIRECT
                                                                              ------------  ------------
Class I Directors:
  John C. Dicus.............................................................      1,000           500(2)
  John E. Hayes, Jr.........................................................     16,754(4)      2,610(3)
  Russell W. Meyer, Jr......................................................      3,049(4)
  Louis W. Smith............................................................      2,000
Class II Directors:
  David H. Hughes...........................................................        500
  John H. Robinson..........................................................      1,500
  Susan M. Stanton..........................................................        500           800(5)
  Kenneth J. Wagnon.........................................................      2,309
Class III Directors:
  Frank J. Becker...........................................................      8,650(4)      1,000(6)
  Gene A. Budig.............................................................        453
  C.Q. Chandler.............................................................      1,287(4)
  Thomas R. Clevenger.......................................................      1,400
  David C. Wittig...........................................................     16,383
All directors and executive officers including the above....................     62,285        23,987(3)

------------------------
(1) Each individual owns less than .029% and the group owns approximately .09% of the outstanding shares of Common Stock of the Company. No director or executive officer owns any equity securities of the Company other than Common Stock.

(2) Represents 500 shares held by Mr. Dicus' spouse, not subject to his voting or investment power.

(3) Includes beneficially owned shares held in employee savings plans.

(4) Does not include stock held in trust by Boatmen's Bancshares of which Messrs. Meyer and Hayes are directors, INTRUST Financial Corporation of which Mr. Chandler is a director, and Douglas County Bank of which Mr. Becker is a director.

(5) Represents 800 shares held in trust, of which Ms. Stanton is a co-trustee with voting and investment power.

(6) Represents 1,000 shares held in trust, of which Mr. Becker is a co-trustee with voting and investment power.

    Based  solely on the Company's  review of the copies  of reports filed under
Section 16(a) of the Securities Exchange Act and written representations that no other reports were required, the Company believes that, during the fiscal year ended December 31, 1995, all filing requirements applicable to its executive officers, directors, and owners of more than ten percent of the Company's Common Stock were complied with, except that Ms. Susan Stanton, the Eugene F. Stanton Trust and the Betty Stanton Revocable Trust on February 6, 1996, reported on Form 5, the Annual Statement of Changes in Beneficial Ownership, 800 shares of Company Common Stock held by the trusts which should have been filed on Form 3, Initial Statement of Beneficial Ownership on or before April 10, 1995. Ms. Stanton is a co-trustee of the trusts.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

    During 1995 the Board of Directors met ten times. Each director attended at least 75% of the total number of Board and Committee meetings held while he or she served as a director or member of the committee.

    Members of the Board serve on the Audit and Finance, Human Resources, Nominating and Corporate Public Policy Committees. The Audit and Finance
Committee is currently composed of Mr. Chandler, Chairman, Mr. Becker, Dr. Budig, Mr. Clevenger. This Committee reviews internal and independent Company audits and strategic financial programs. It also recommends the independent auditor for Board approval. The Committee held five meetings during 1995.

    The Human Resources Committee, currently composed of Mr. Dicus, Chairman, Mr. Meyer, Mr. Robinson, Ms. Stanton, Mr. Smith and Mr. Wagnon, reviews the performance of corporate officers and changes in officer compensation and Company benefits. The Committee held five meetings during 1995.

    The Nominating Committee, currently composed of Mr. Hughes, Chairman, Dr. Budig, Mr. Clevenger, Mr. Meyer, Mr. Smith and Mr. Wagnon, recommends nominees for election to the Board, including nominees recommended by shareholders if submitted in writing to the committee, in care of the Company. The Committee held two meetings in 1995.

    The Corporate Public Policy Committee is currently composed of Mr. Becker, Chairman, Mr. Robinson, Ms. Stanton, Mr. Chandler, Mr. Dicus and Mr. Hughes. This Committee reviews major strategic programs of the Company relating to community relations, marketing, customer relations, corporate contributions and other public affairs issues. The Committee held five meetings during 1995.

OUTSIDE DIRECTORS' COMPENSATION

    Each director who is not also an employee of the Company receives $1,250 per month in retainer fees. The fee paid for attendance at each Board meeting is $850 and $500 for each meeting held by telephone conference. The fee paid for attendance at each committee meeting other than the Audit and Finance Committee is $750, unless the committee meeting is held on the same day as a regular Board meeting, in which case the committee meeting attendance fee is $500. The fee paid for attendance at each Audit and Finance Committee meeting is $850, unless the committee meeting is held on the same day as a regular Board meeting, in which case the committee meeting attendance fee is $600.

    Assuming the approval of the 1996 Long Term Incentive and Share Award Plan presented as Item 2 herein, the outside directors retainer will be increased by $5,000 annually, payable in common stock of the Company, and the balance paid quarterly.

    Pursuant to the Company's Outside Directors' Deferred Compensation Plan (the
Plan), an outside director of the Company may elect to defer all, part, or none of his or her retainer and/or meeting fees. The directors may choose one of the following deferral options: cash deferral or phantom stock. Amounts deferred under the cash deferral alternative are increased by an interest equivalent compounded quarterly at a rate equal to the prime rate published in the Wall Street Journal or a rate established by the Human Resources Committee annually based upon the Company's long-term cost of capital. Under the phantom stock alternative, the director receives credit for "stock units" equivalent in value to shares of the Company's Common Stock equal to the amount deferred. "Stock units" will be credited to the director's account at the stock price as of the close of business the day the deferred amount would have been paid. On each date on which a dividend is paid on the Company's Common Stock, the director's phantom stock account will be credited with additional units of phantom stock based on the same price as stock purchased in the Company's Dividend Reinvestment and Stock Purchase Plan. Deferred amounts distributed from a directors' cash deferral option or phantom stock option are paid in the form of cash.

    A director is not entitled to exercise voting rights with respect to units held in his or her phantom stock account. The Plan is a voluntary participation plan. The Plan is administered by the Human Resources Committee of the Board of Directors of the Company or by such other committee as may be appointed by the Board from time to time.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation of the named executive officers for the last three completed fiscal years of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                        ANNUAL COMPENSATION             COMPENSATION
                             -----------------------------------------  ------------
 NAME AND PRINCIPAL                                    OTHER ANNUAL         LTIP         ALL OTHER
       POSITION       YEAR      SALARY     BONUS(1)   COMPENSATION(2)    PAYOUTS(3)   COMPENSATION(4)
--------------------  -----  ------------  --------  -----------------  ------------  ----------------
John E. Hayes, Jr.     1995  $    466,755  $102,481  $      18,230      $   44,169    $      5,151
  Chairman of the      1994  $    436,667  $112,684  $      12,990      $   47,563    $      5,151
  Board                1993  $    416,666  $85,000   $      11,142      $   60,039    $      7,623
  and Chief
  Executive Officer

David C. Wittig(5)     1995  $    291,722  $53,190   $       1,090          N.A.      $     83,123
  Director,            1994      N.A.        N.A.          N.A.             N.A.            N.A.
  President            1993      N.A.        N.A.          N.A.             N.A.            N.A.

Steven L. Kitchen      1995  $    240,238  $46,483   $      17,999      $   19,178    $      5,010
  Executive Vice       1994  $    202,683  $45,359   $       9,492      $   20,299    $      4,941
  President and        1993  $    181,375  $54,381   $       6,968      $   24,106    $      6,050
  Chief Financial
  Officer

James S. Haines, Jr.   1995  $    238,354  $46,108   $      20,335      $   18,673    $      5,010
  Executive Vice       1994  $    197,267  $44,755   $       9,032      $   14,305    $      4,930
  President and        1993  $    175,419  $52,896   $       3,319         N.A.       $      5,936
  Chief Operating
  Officer

John K. Rosenberg      1995  $    164,754  $26,438   $      12,451      $   15,071    $      4,847
  Executive Vice       1994  $    153,000  $31,010   $       6,973      $   16,298    $        332
  President and        1993  $    148,041  $42,465   $       5,843      $   19,706    $        320
  General Counsel

------------------------------
(1) The amounts reported in this column represent payments under the Company's Short Term Incentive Plan. Payments are made only if certain Company financial and individual performance goals are achieved.
(2) The amounts reported in this column for 1995 represent dividend equivalents received under the Long-Term Incentive Plan in the amount of $8,437, $993, $3,924, $6,136 and $2,947, respectively; payments for the benefit of each named executive officer for federal and state taxes associated with personal benefits in the amount of $7,701, $0, $13,231, $13,269 and $9,346, respectively; and interest (excess of the applicable federal long-term interest rate) on deferred compensation for the year in the amount of $2,092, $97, $844, $930 and $158.
(3) The amounts reported in this column for 1995 represent the cash equivalent for common stock issued pursuant to the Long-Term Incentive Program for the 1993-1995 incentive period. Mr. Haines was not eligible for benefits under the Long-Term Incentive Program prior to the 1992-1994 incentive period and received a pro-rated benefit in 1994.
(4) The amounts reported in this column for 1995 represent Company contributions for each of the named individuals under the Company's 401(k) savings plan, a defined contribution plan, in the amount of $4,500, $4,500, $4,500, $4,500 and $4,500, respectively and premiums paid on term life insurance policies in the amount of $651, $434, $510, $510 and $347, respectively. With respect to Mr. Wittig, $25,000 represents the cost to the Company of providing supplemental benefits to reimburse Mr. Wittig for lost benefits from Mr. Wittig's prior employer and to attract Mr. Wittig to the Company. In addition, $53,189 represents amounts paid to or on behalf of Mr. Wittig relating to moving expenses.
(5)  Mr. Wittig commenced his employment with the Company on May 2, 1995.

LONG-TERM INCENTIVE PROGRAM

    The following table provides information concerning awards made during the last fiscal year under the Company's Long-Term Incentive Program.

            LONG-TERM INCENTIVE PROGRAM--AWARDS IN LAST FISCAL YEAR

                                                    NUMBER OF                             ESTIMATED FUTURE PAYOUTS
                                                   PERFORMANCE   PERFORMANCE PERIOD  -----------------------------------
NAME                                                 SHARES         UNTIL PAYOUT      THRESHOLD    TARGET      MAXIMUM
------------------------------------------------  -------------  ------------------  -----------  ---------  -----------
John E. Hayes, Jr...............................        1,613         3 years             1,129       1,613       1,774
David C. Wittig.................................      N.A.            3 years           N.A.        N.A.        N.A.
Steven L. Kitchen...............................          783         3 years               548         783         861
James S. Haines, Jr.............................          773         3 years               541         773         850
John K. Rosenberg...............................          556         3 years               389         556         612

    At the beginning of each three year incentive period, each Participant selected by the Board of Directors is allocated performance shares equal in value to 10% of his or her annual base compensation at the time of grant. Each performance share is equal in value to one share of the Company's Common Stock. Assuming attainment by the Company of certain established financial and strategic goals, each participant will become entitled to receive a stock distribution determined by multiplying the value of his or her performance shares by the applicable distribution percentage determined by the Board of Directors, not to exceed 110%. The distribution percentage is a weighted average, 70% of which is based on achievement of the Company's financial goals and 30% of which is based on the individual's achievement of the Company's corporate strategic goals set for him or her. The financial goals under the plan are based upon attainment of budgeted earnings per share goals and the Committee's evaluation of the total return to shareholders as compared to the Standard & Poor's Electric Companies Index. In determining whether the Company's individual strategic goals were met under the Long-Term Incentive Program, the Committee considers the individual's contribution toward meeting the Board approved budgeted financial plan, compliance with capital financial plans, construction budgets, operation and maintenance plans for the performance period and the individual's management effectiveness. Based upon meeting the financial goals and the relative attainment of each individual's goals for the 1993-1995 incentive period, the above named executive officers received 1,308, N.A., 568, 553, 446, respectively, shares of Common Stock of the Company in exchange for the applicable performance shares. These shares represented 99%, N.A, 99%, 99% and 96% of the original number of performance shares granted. Mr. Haines' award was prorated to reflect his participation in the plan commencing in April, 1992. Dividend equivalents are paid on the performance shares from the date of grant. Assuming approval of the 1996 Long Term Incentive and Share Award Plan presented under item 2, no new awards will be made under this Long-Term Incentive Program. Existing Awards under this Program will not be affected. If the new plan is not approved, the Long-Term Incentive Program will continue.

                               COMPENSATION PLANS

RETIREMENT PLANS

    The Company maintains a qualified noncontributory defined benefit pension plan and a non-qualified supplemental retirement plan for certain management employees of the Company, including executive officers, selected by the Board's Human Resources Committee.

    The following table sets forth the estimated annual benefits payable upon specified remuneration based on age 65 as of January 1, 1996. The amounts presented do not take into account any reduction for joint and survivorship payments.

         ANNUAL PENSION BENEFIT FROM QUALIFIED AND NON-QUALIFIED PLANS

 AVERAGE APPLICABLE       PENSION
         PAY              BENEFIT
---------------------  --------------
      $150,000           $   92,550
      $200,000           $  123,400
      $250,000           $  154,250
      $300,000           $  185,100
      $350,000           $  215,950
      $400,000           $  246,800
      $450,000           $  277,650
      $500,000           $  308,500
      $550,000           $  339,350
      $600,000           $  370,200

    The supplemental retirement plan provides a retirement benefit at or after age 65, or upon disability prior to age 65, in an amount equal to 61.7% of final three-year average cash compensation, reduced by existing Company pension benefits (but not social security benefits), such amount to be paid to the employee or his designated beneficiaries for the employee's life with a 15-year term certain. The percentage of final three-year average compensation to be paid, before reduction for Company pension benefits, is 50% for a 50 year old, increasing to 61.7% for a 65 year old. An employee retiring at or after age 50, but before age 65, may receive a reduced benefit, payable in the same form. The supplemental plan vests 10% per year after 5 years of service until fully vested with 15 years of service or at age 65. Payments are reduced by 5% per year if commenced prior to age 60, but no earlier than age 50. The supplemental plan also pays a death benefit if death occurs before retirement, equal to 50% (or the vested retirement benefit percentage, whichever is higher) of the employee's previous 36 months average cash compensation to his beneficiary for 180 months following his death. All of the individuals listed in the compensation table are covered by the qualified and supplemental retirement plans.

    Benefits payable from the qualified pension plan are limited by provisions of the Internal Revenue Code. The non-qualified supplemental retirement plan provides for the payment of retirement benefits calculated in accordance with the qualified pension plan which would otherwise be limited.

    The years of service as of January 1, 1996, for the persons named in the cash compensation table are as follows: Mr. Hayes, 6 years; Mr. Wittig, 1 year; Mr. Kitchen, 32 years; Mr. Haines, 16 years; Mr. Rosenberg, 16 years.

    In accordance with the supplemental retirement plan, Mr. Hayes will receive a retirement benefit equal to 60% of his average annual compensation during the 36 months immediately preceding his retirement if he remains an employee of the Company until age 61.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with its executive officers to ensure their continued service and dedication to the Company and their objectivity in considering on behalf of the Company any transaction which would result in a change in control of the Company. Under the agreements, during the twelve month period after a change in control, the executive officer would be entitled to receive a lump-sum cash payment and certain insurance benefits if such officer's employment were terminated by the Company other than for cause or upon death, disability, or retirement; or by such executive officer for good reason (as defined therein).

    Upon such termination, the Company must make a lump-sum cash payment to the executive officer, in addition to any other compensation to which the officer is entitled, of (i) two (three in the case of executive officers who are members of the President's Council) times such officer's base salary, (ii) two (three in the case of executive officers who are members of the President's Council) times the average of the bonuses paid to such executive officer for the last three fiscal years, and (iii) the actuarial equivalent of the excess of the executive officer's accrued pension benefits, computed as if the executive officer had two (three in the case of executive officers who are members of the President's Council) additional years of benefit accrual service, over the executive officer's vested accrued pension benefits. In addition, the Company must offer health, disability and life insurance coverage to the executive officer and his or her dependents on the same terms and conditions that existed immediately prior to the termination for two (three in the case of executive officers who are members of the President's Council) years, or, if earlier, until such executive officer is covered by equivalent benefits.

                        HUMAN RESOURCES COMMITTEE REPORT

    The Company's executive compensation programs are administered by the Human Resources Committee of the Board of Directors (Committee), which is composed of six non-employee directors. The Committee reviews and approves all issues pertaining to executive compensation. The objective of the Company's three compensation programs (base salary, short-term incentive, and long-term incentive) is to provide compensation which enables the Company to attract, motivate, and retain talented and dedicated executives, foster a team orientation toward the achievement of business objectives, and directly link the success of the Company's executives with that of the Company's shareholders.

    The Company extends participation in its long and short-term incentive programs to certain key employees in addition to executive officers based on the potential to contribute to increasing shareholder value.

BASE SALARY COMPENSATION

    A base salary range is established for each executive position to reflect the potential contribution of each position to the achievement of the Company's business objectives and to be competitive with the base salaries paid for comparable positions in the national market by energy companies, with emphasis on natural gas and electric utilities with annual total revenues comparable to the Company. Some, but not all, of such companies are included in the Standard & Poor's Electric Companies Index. The Company utilizes industry information for compensation purposes. Not all companies comprising such index participate in making available such industry information. In addition, the Company considers information of other companies with which the Committee believes it competes for executives, and is therefore relevant, but is not part of such information. The mid-point for each base salary range is intended to approximate the average base salary for the relevant position in the national market. Industry surveys by national industry associations are the primary source of this market information. The Committee has also utilized the services of an independent compensation consultant to provide national market data for executive positions and to evaluate the appropriateness of the Company's executive compensation and benefit programs. The Committee intends to structure the Company's compensation plans such that they comply with and will be deductible under Section 162(m) (which disallows the deduction of compensation in excess of $1,000,000 except for incentive payments based upon performance goals) of the Internal Revenue Code.

    Within the established base salary ranges, actual base salary is determined by the Company's financial performance in relation to attainment of budgeted earnings per share goals and total return to shareholders, and a subjective assessment of each executive's achievement of individual objectives and managerial effectiveness. The Committee annually reviews the performance of the Chairman and Executive Officers. The Committee, after consideration of the financial performance of the Company, and such other subjective factors as the Committee deems appropriate for the period being reviewed, establishes the base compensation of such officers.

    In reviewing the annual achievement of each executive and setting the new base annual salary levels for 1995, the Committee considered each individual's contribution toward meeting the Board approved budgeted financial plan for the previous year, total return to shareholders and earnings per share, compliance with the Company's capital financial plan, the construction budget, and the operation and maintenance budgets and the individual's management effectiveness.

ANNUAL INCENTIVE COMPENSATION

    All executive officers are eligible for annual incentive compensation.

    The primary form of short-term incentive compensation is the Company's Short-Term Incentive Plan for employees, selected by the Committee, including the executive officers listed in the table, who have an opportunity to directly and substantially contribute to the Company's achievement of short-term objectives. Short-term incentives are structured so that potential compensation is comparable with short-term compensation granted to comparable positions in the national market. Short-term incentives are targeted to approximate the median in the national market. Some, but not all, of such Companies are included in the Standard and Poor's Electric Companies Index.

    Mr. Hayes is eligible for an annual short-term incentive target of 35% of base salary with a maximum of up to 42% of base salary. Other executive officers are eligible for an annual short-term incentive target of 30% of base salary with a maximum of up to 36% of base salary. Thirty percent of the annual incentive is tied to the attainment of individual goals and 20% is based on management skill. The balance is based upon the Company's achievement of financial goals established annually by the Committee.

    Changes in annual incentive compensation to the named individuals in 1995 compared to 1994 resulted from an individual's relative attainment of his or her goals, and the Company's partial achievement of its financial goals in 1995.

LONG-TERM INCENTIVES

    Long-term incentive compensation is offered to employees who are in positions which can affect the long-term success of the Company, through the formation and execution of the Company's business strategies. The Long-Term Incentive Program is the principal method for long-term incentive compensation, and compensation thereunder takes the form of performance share grants. The purposes of long-term incentive compensation are to: (1) focus key employees' efforts on performance which will increase the value of the Company to its shareholders; (2) align the interests of management with those of the shareholders; (3) provide a competitive long-term incentive opportunity; and (4) provide a retention incentive for key employees. The performance criteria used in the Long-Term Incentive Program measure the impact of both team and individual performance on the financial performance of the Company over time.

    All executive officers are eligible for performance shares under the Long-Term Incentive Program. Under the Plan, at the beginning of each incentive period, performance shares are added to each participant's account. The number of performance shares equals the number of shares of common stock having a market value at the date credited to each participant's account equal to 10% of the participant's base annual compensation for the first year of the incentive period. The level of performance shares, 10% of base annual compensation, is established by the plan. Based upon an individual's and the Company's performance the ultimate grant of shares by the Committee may not exceed 110% of the performance shares for the relevant period. Participants also receive cash equivalent to dividends for comparable shares of common stock for each quarter of the three year incentive period, whether or not the performance shares are ultimately earned by the participant.

    Participants earn shares of stock at the end of the incentive period based on a formula that has two components. Thirty percent of the long-term incentive is based on the individual's performance in attainment of long range strategic goals, objectives, and planned targets for the Company and the individual. Seventy percent of the long-term incentive is based on financial performance of the Company over the three year incentive period. One-half of the financial component is based on earnings per share as a percent of budgeted earnings per share and one-half is based on the extent to which changes in the market price of the Company's common stock equal or outperform the Standard & Poor's Electric Companies Index.

    Assuming adoption of the 1996 Long Term Incentive and Share Award Plan presented as Item 2 herein, all new long term incentive awards will be made under that plan. Existing awards under the Long Term Incentive Program will not be affected.

CHIEF EXECUTIVE OFFICER

    Mr. Hayes has been the Chief Executive Officer of the Company since October 1989. Mr. Hayes' base salary and his annual short-term incentive compensation are established annually in January. In recommending the base salary to be effective March 1, 1995, while not utilizing any specific performance formula and without ranking the relative importance of each factor, the Committee took into account relevant salary information in the national market and the Committee's subjective evaluation of Mr. Hayes' overall management effectiveness and achievement of individual goals. Factors considered included his continuing leadership and contribution to strategic direction, management of change in an increasingly competitive industry, control of operation and maintenance expenses, management of unregulated operations, the overall profitability of the Company, and increased Company productivity. As of March 1, 1995, Mr. Hayes' base salary increased $30,088 or 6.89% from his 1994 salary.

    With respect to Mr. Hayes' 1995 short-term incentive compensation, the Committee took into account the above performance achievements, the Company's relative achievement of its financial goals, and Mr. Hayes total compensation as compared to the national market.

    Mr. Hayes' long-term incentive compensation for 1995 represents the cash equivalent of performance shares earned under the program. Based upon meeting the financial goals of the Company and the relative achievement of individual goals for the 1993-1995 incentive period, Mr. Hayes received 1,308 shares of the Company's common stock, representing 99% of the performance shares granted to him in 1993.

                                          Western Resources, Inc. Human
                                          Resources
                                           Committee
                                          JOHN C. DICUS,
                                           Chairman
                                          RUSSELL W. MEYER, JR.
                                          JOHN H. ROBINSON
                                          LOUIS W. SMITH
                                          SUSAN M. STANTON
                                          KENNETH J. WAGNON

PERFORMANCE GRAPH

    Shown below is a line-graph presentation comparing the Company's cumulative, five-year total returns on an indexed basis* with the Standard & Poor's 500 Stock Index and Standard & Poor's Electric Companies Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           1990       1991       1992       1993       1994       1995
Western Resources              100        146        173        203        178        221
S&P 500                        100        130        140        155        157        215
S&P Electric Companies         100        130        138        155        135        177

*Assumes $100 invested on December 31, 1990. Total return assumes reinvestment of dividends.

                  2. ADOPTION OF THE COMPANY'S 1996 LONG TERM
                         INCENTIVE AND SHARE AWARD PLAN
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

    As a result of a comprehensive review of the Company's executive compensation programs, the Human Resources Committee of the Board of Directors (the "Board") believes it is in the Company's best interest to replace the existing Long Term Incentive Program with a new plan allowing greater flexibility in the use of equity-related compensation. As a result, the Board has adopted the 1996 Long Term Incentive and Share Award Plan (the "Plan") which is being submitted to the shareholders for approval in order to satisfy certain requirements of the Securities Exchange Act of 1934 related to compensation plans involving payment in Company securities and of the Internal Revenue Code relating to deductibility of certain performance based executive compensation. A copy of the Plan appears as Appendix A.

    The Board of Directors believes that the Plan will be an important part of the Company's management compensation program by helping to attract and retain motivated, highly competent employees. By providing stock options, restricted stock grants, and other equity-related compensation, the Board believes that the participants will have a strong incentive to emphasize shareholder value.

GENERAL

    In the event the Plan is approved by the shareholders, the Company's present Long Term Incentive Program will be terminated and future long term share awards will be issued under the proposed Plan. Any grants under the existing Long-Term Incentive Program will not be affected by the termination of that plan.

    The Plan allows the granting of stock options, stock appreciation rights ("SARs"), restricted share and restricted share unit awards, performance share and performance unit awards, dividend equivalent awards, director shares in lieu of fees, and other share-based awards (collectively, "Awards") to eligible Plan participants. While the Company has no current plans to grant Awards other than stock options, dividend equivalents, and the issuance of shares to non-employee directors in lieu of fees, the Board of Directors believes that the ability to use different types of equity compensation vehicles will give the Company the flexibility needed to adapt most effectively over time to changes in the labor market and in equity compensation practices.

    The Board has authorized the issuance of up to 3,000,000 shares of the Company's common stock pursuant to Awards granted under the Plan. If an Award expires or is canceled without having been fully exercised or vested, the unvested or canceled shares generally will be available thereafter for grants of Awards. The number of shares available for grant under the Plan, as well as outstanding Awards, non-employee director shares, and the numerical limits for individual grants, will be adjusted as appropriate to reflect any stock splits, stock dividends, recapitalization, reorganizations or other changes to the capital structure of the Company. The type, amount and conditions of any Awards have not been determined by the Human Resources Committee.

PURPOSE OF THE PLAN

    The Plan is intended to attract, motivate and retain (1) employees of the Company and its affiliates, and (2) non-employee directors of the Company ("outside directors"). The Plan is designed to further the growth and financial success of the Company and its affiliates by aligning the interests of the Plan participants, through stock ownership and other incentives, with the interests of the Company's shareholders. The Plan is also intended to meet competitive compensation levels through increases in variable (at-risk) pay rather than traditional base salary.

DESCRIPTION OF THE PLAN

    The following paragraphs provide a summary of the principal features of the Plan and its operation. The Plan is set forth in its entirety as Appendix A to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix A.

ADMINISTRATION OF THE PLAN

    The Plan will be administered by the Human Resources Committee of the Board or such other Board committee as may be designated by the Board to administer the Plan (the "Committee"). Two or more members of the Committee must qualify as "disinterested persons" under Rule 16b-3 under the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) of the Internal Revenue Code (for purposes of qualifying amounts received under the Plan as "performance-based compensation" under Section 162(m)).

    Subject to the terms of the Plan, the Committee has the sole discretion to determine the employees who shall be granted Awards, to designate affiliates that will be participating employers under the Plan, to determine the type(s) and number of Awards to be granted, to determine the number of shares to which Awards may relate, to determine the manner in which an Award may be settled, to determine the manner in which Awards may be deferred, to prescribe the form of Award Agreements, to adopt or alter rules and regulations and to appoint agents to administer the Plan, to correct defects or inconsistencies and to construe and interpret the Plan, to accelerate the exercisability of Awards, and to determine the terms and conditions of all Awards. The Committee may delegate its authority to grant and administer awards to a separate committee appointed by the Committee, but only the Committee may make awards to participants who are executive officers of the Company. The non-employee director portion of the Plan will be administered by the full Board of Directors, rather than the Committee.

ELIGIBILITY TO RECEIVE AWARDS

    Employees of the Company and its affiliates (i.e., any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan) are eligible to be selected to receive one or more Awards. The actual number of employees who will receive Awards under the Plan cannot be determined because selection for participation in the Plan is in the sole discretion of the Committee.

    The Plan also allows for non-employee directors to receive all or a portion of their fees in the form of common stock. The terms and conditions of shares to be granted to directors are discussed below under "Director Fees."

OPTIONS

    The Committee may grant nonqualified stock options, incentive stock options ("ISOs"), or any combination thereof. The number of shares covered by each option will be determined by the Committee, but during any calendar year, no participant may be granted options or SARs for more than 75,000 shares.

    The exercise price of each option is set by the Committee, but generally will not be less than 100% of the fair market value of the Company's common stock on the date of grant, and may require achievement of performance criteria established by the Committee. The exercise price of an ISO must comply with the provisions of Section 422 of the Internal Revenue Code which currently provides, among other things, that the aggregate fair market value of the shares (determined on the grant date) covered by ISOs, which first become exercisable by any participant during any calendar year, may not exceed $100,000.

    Stock options may be exercised in whole or in part. The Committee may permit payment through the tender of shares of the Company's common stock then owned by the participant, or by any other means that the Committee determines to be consistent with the Plan's purpose. Any taxes required to be withheld must be paid at the time of exercise.

    Options become exercisable at the times and on the terms established by the Committee. Options expire at the times established by the Committee, but generally not later than 10 years after the date of grant. The Committee may extend the maximum term of any option granted under the Plan, subject to the preceding limits.

DIRECTOR FEES

    Non-employee director participants will receive a portion of their annual director fees in shares, with the remainder of the fees to be payable either in cash or shares as elected by the non-employee director participant. Nothing in the language of the Plan will be interpreted to disqualify the Plan from treatment as a "formula plan" under Securities Exchange Commission Rule 16b-3.

    The required portion of stock compensation will be paid at the beginning of each year, or promptly following the non-employee director's election to the Board. The elective stock compensation due a non-employee director participant will be payable on a quarterly basis, as described in the Plan. Distribution amounts will be determined by dividing the participant's required and elected dollar amount of compensation by the market value of the shares on the date one business day prior to the date of distribution. For additional information concerning fees payable to non-employee directors, see "Information Concerning the Board of Directors -- Outside Directors' Compensation."

STOCK APPRECIATION RIGHTS ("SARS")

    The Committee determines the terms and conditions of each SAR. SARs may be granted in conjunction with an option, or may be granted on an independent basis. The number of shares covered by each SAR will be determined by the Committee, but during any calendar year, no participant may be granted options and SARs for more than 75,000 shares.

    Upon exercise of a SAR, the participant will receive payment from the Company in an amount measured by the difference between the exercise price of the right and the fair market value of shares on the exercise date or other date specified by the Committee.

    SARs are exercisable at the times and on the terms established by the Committee. Proceeds from SAR exercises may be paid in cash, shares, or property as determined by the Committee. SARs expire at the times established by the Committee.

RESTRICTED SHARE AWARDS AND RESTRICTED SHARE UNIT AWARDS

    Restricted share awards are shares of stock that are granted subject to restrictions established by the Committee. Restricted share units are rights to receive shares or cash at the end of a specified deferral period subject to restrictions established by the Committee. The number of restricted shares and restricted share units, (if any) granted to a participant will be determined by the Committee.

    In determining the vesting schedule for each Award of restricted shares or restricted share units, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may (but is not required to) provide that restricted shares or restricted share units will vest only if one or more of the following measures in setting the performance goals are satisfied. In order for the Award to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, the Committee must use one or more of the following measures in setting the performance goals:
(1)  earnings per share, (2) individual  performance objectives, (3) net income,
(4) pro forma net income, (5) return on designated assets, (6) return on revenues, and (7) satisfaction of Company-wide or department based operating objectives. These performance measures are some of the same measures that are used in setting performance goals under the Company's Short Term Incentive Plan, and under the existing Long-Term Incentive Program which was approved by the shareholders at the 1993 Annual Meeting. The Committee may apply the performance measures on a corporate or business unit basis, as deemed appropriate in light of the participant's specific responsibilities. The Committee may, in its sole discretion, accelerate the time at which any restrictions lapse or remove any restrictions. In no event may the total compensation payable to any participant in any calendar year under all performance-based restricted shares, restricted units, performance shares and performance units exceed the equivalents of 15,000 shares.

PERFORMANCE SHARE AWARDS AND PERFORMANCE UNIT AWARDS

    Performance share awards and performance unit awards are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Committee at the time of its grant. A performance share has an initial value equal to the fair market value of a share of the Company's Common Stock on the date of grant. The number of performance units or performance shares (if any) granted to a participant will be determined by the Committee.

    Whether a performance unit or performance share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. The applicable performance goals will be determined by the Committee. In order to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, the same measures of performance goals stated under Restricted Share Awards above must be used. In no event may the total compensation payable to any participant in any calendar year under all performance-based restricted shares, restricted units, performance shares and performance units exceed the equivalents of 15,000 shares.

    After a performance unit or performance share award has vested (that is, after the applicable performance goal or goals have been achieved), the participant will be entitled to receive a payout of cash, shares, or any combination thereof, as determined by the Committee. Unless otherwise determined by the Committee at the date of grant, unvested performance units and performance shares will be forfeited upon the earlier of the recipient's termination of employment or the date set forth in the Award agreement.

DIVIDEND EQUIVALENTS

    Dividend equivalents are rights to receive cash, shares or other property equal in value to dividends paid with respect to a specified number of shares. Independently or in connection with an Award, the Board may grant dividend equivalents to a participant based on the dividends declared on the shares for record dates during the period between the date an award is granted and the date such award is exercised or the date all conditions of the Award shall have been satisfied. Dividend equivalents may be paid or distributed when accrued or deemed to have been reinvested in additional shares or other investment vehicles as determined by the Committee.

    If granted in connection with an award, dividend equivalents shall be subject to all conditions and restrictions associated with the underlying Awards to which they relate.

OTHER SHARE-BASED AWARDS

    The Committee is authorized to grant other stock-based awards subject to such terms and conditions as it may prescribe.

NONTRANSFERABILITY OF AWARDS

    Unless otherwise set forth by the Committee in the award agreement, awards (other than vested shares) granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution; provided, however, that a participant may designate one or more beneficiaries to receive any exercisable or vested Awards following his or her death.

CHANGE OF CONTROL

    In the event of a change of control, all Awards granted under the Plan then outstanding but not then exercisable (or subject to restrictions) shall become immediately exercisable, all restrictions shall lapse, and any performance criteria shall be deemed satisfied, unless otherwise provided in the applicable Award agreement. In addition, for a period of up to 60 days following a change of control, a participant may elect to surrender any outstanding award and receive a cash payment equal to the value of such award, with the value of any shares being determined for this purpose based on the "change of control price" (essentially, the higher of the highest reported sales price during the 30 days preceding the change of control or the highest price paid or offered in the transaction). In general, a change in control occurs if (1) a person (other than the Company and its affiliates) is or becomes a "beneficial owner," either directly or indirectly, of 30% of the outstanding voting securities, (2) the composition of the Board changes whereby directors at the effective date of the Plan (including new directors approved by a vote of a majority of the directors then in office and any directors previously so approved) cease to constitute a majority of the Board, or (3) the shareholders of the Company approve a merger, consolidation, recapitalization, reorganization, reverse split of an class of voting securities, acquisition of securities or assets, a plan of complete liquidation of the Company, or an agreement for the sale of all or substantially all of the Company's assets (subject to certain exceptions).

TAX ASPECTS

    THE FOLLOWING DISCUSSION IS INTENDED TO PROVIDE AN OVERVIEW OF THE U.S. FEDERAL INCOME TAX LAWS WHICH ARE GENERALLY APPLICABLE TO AWARDS GRANTED UNDER THE PLAN AS OF THE DATE OF THE PROXY STATEMENT. PEOPLE OR ENTITIES IN DIFFERING CIRCUMSTANCES MAY HAVE DIFFERENT TAX CONSEQUENCES, AND THE TAX LAWS MAY CHANGE IN THE FUTURE. THIS DISCUSSION IS NOT TO BE CONSTRUED AS TAX ADVICE.

    A recipient of a stock option or SAR will not have taxable income on the date of grant. Upon the exercise of nonqualified options and SARs, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

    Purchase of shares upon exercise of an ISO will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition either will be long-term capital gain or loss or ordinary income, depending upon how long the participant has held the shares. Any ordinary income recognized will be in the amount, if any, by which the lesser of (1) the fair market value of such shares on the date of exercise, or (2) the amount realized from the sale, exceeds the exercise price.

    Upon receipt of a restricted share, restricted share unit, dividend equivalents, a performance unit or a performance share, the participant will not have taxable income except that in the case of restricted shares, the participant may elect to be taxed at the time of the award. Absent such election, upon vesting the participant will recognize ordinary income equal to the fair market value of the shares or restricted shares at such time. With respect to restricted share units, performance units, dividend equivalents and performance shares, upon payment in cash or unrestricted shares, the participant will recognize ordinary income equal to the amount of cash and the fair market value of the stock at the time of payment.

    The Committee may permit participants to satisfy tax withholding requirements in connection with the exercise or receipt of an Award by (1) electing to have the Company withhold otherwise deliverable shares, or (2) delivering to the Company then owned shares having a value equal to the amount required to be withheld.

    The Company will be entitled to a tax deduction for an Award in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Internal Revenue Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. The Company can preserve the deductibility of certain compensation in excess of $1 million, however, if the Company complies with conditions imposed by Section 162(m), including (1) the establishment of a maximum amount with respect to which Awards may be granted to any one employee during a specified time period, and (2) for restricted shares, restricted share units, performance units and performance shares inclusion in the Plan of performance goals which must be achieved prior to payment. The Plan has been designed to permit the Committee to grant Awards which satisfy the requirements of Section 162(m).

AMENDMENT AND TERMINATION OF THE PLAN

    The Board generally may amend or terminate the Plan at any time and for any reason, but in accordance with Section 162(m) of the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act of 1934, certain material amendments to the Plan will be subject to shareholder approval. Provisions within the Plan that are applicable to Directors' Fees may not be amended more than once every six months other than to comply with the Internal Revenue Code and the Employee Retirement Income Security Act of 1974 and rules thereunder.

SHAREHOLDERS VOTE REQUIRED FOR ADOPTION

    The affirmative vote of the holders of a majority of the shares of Common and Preferred Stock voting together as a class, represented and voting at the Annual Meeting will be required for adoption of the proposal. Any shares not voted (whether by absention, broker non-votes or otherwise) have no impact on the adoption of the proposal. If this Proposal is not approved by the shareholders, the 1996 Long-Term Incentive and Share Award Plan will not be implemented and the existing Long-Term Incentive Program will remain in effect and directors fees will be paid in cash rather than shares.

            3. APPROVAL OF AN AMENDMENT TO THE RESTATED ARTICLES OF
        INCORPORATION RELATING TO THE ISSUANCE OF UNSECURED INDEBTEDNESS
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

    For consideration at the meeting is an amendment to the Company's Restated Articles of Incorporation that would remove certain voting rights of preferred shareholders relating to the issuance of unsecured indebtedness. Removing this limitation on issuance of unsecured debt will provide management with the necessary flexibility to obtain what it believes to be the best terms available in the debt market at the time of a financing and thus provide long-term benefit to all shareholders. This amendment will not affect preferred shareholders' special voting rights in the event of a dividend default and for certain changes in authorized shares or issuances of the preferred stocks, and general voting rights on matters submitted to a vote at a shareholders meeting. Furthermore, the proposed amendment will not affect the dividend rights, priorities or other terms of the preferred stocks, including the dividend rate of the preferred stocks. PREFERRED STOCK DIVIDEND RATES WILL NOT BE AFFECTED.

    The amendment would eliminate the limitation on issuance of unsecured debt by removing Article VI.A.6(c)(iii) of the Restated Articles and renumber the remaining subsections of Article VI.A.6(c). This Section provides that so long as any of the Preferred Stocks are outstanding, the Company shall not, without the consent of the holders of a majority of the total number of shares of such stock outstanding, voting together as a class, or if more than one-third of such shares vote negatively, issue or assume any unsecured indebtedness (except for refunding outstanding unsecured securities or redeeming or retiring shares of the outstanding Preferred Stock) unless, immediately after such issuance or assumption, the total principal amount of all outstanding unsecured indebtedness would not exceed 15% of the total principal amount of all secured indebtedness, issued or assumed by the Company, then to be outstanding, plus capital and surplus of the Company. Article VI.6(c)(iii) appears as Appendix B.

    To date, the Company's long-term debt financing generally has been accomplished through the issuance of first mortgage bonds that are secured by a first priority lien on substantially all of the properties owned by the Company. In light of the increasingly competitive environment in the energy industry, the Board of Directors believes it is essential that the Company has maximum flexibility with respect to future financing, including the issuance of unsecured debt. In fact, several electric utilities have already begun relying more heavily on unsecured debt in response to changes within the industry. The Company also believes it may be able to obtain lower overall costs of borrowings through the use of unsecured indebtedness, thereby benefiting all of the shareholders of the Company.

    The Company does not have any present intention of issuing an aggregate amount of debt greater than it otherwise would issue (whether secured or unsecured) by virtue of the elimination of such requirement. In addition, the issuance of any securities by the Company is subject to prior approval by either the Federal Energy Regulatory Commission or the Kansas Corporation Commission, regardless of the existence of any restriction in the Restated Articles. Consequently, the holders of any of the Preferred Stocks would not be adversely affected by removal of the provision.

    The affirmative vote of (i) two-thirds of all the votes entitled to be cast at the Meeting by the holders of the outstanding shares of the 4.5%, 5% and 4.25% Preferred Stock (voting together as a class), and (ii) a majority of all the votes entitled to be cast at the Meeting by the holders of the outstanding shares of the Company's Common Stock and the 4.5%, 5%, and 4.25% Preferred Stocks, voting together as a class, is required for approval of this amendment. Any shares not voted (whether by abstention, broker non-votes or otherwise) have the same effect as a vote against the proposal to the extent the two-thirds and majority are not achieved.

    The Company's Board has unanimously approved this amendment to the Restated Articles as advisable and in the best interests of the Company and its shareholders.

    THE  AMENDMENT TO THE  ARTICLES PROPOSED FOR YOUR  APPROVAL WILL PROVIDE THE
COMPANY  WITH  ADDITIONAL  FLEXIBILITY  TO   SUCCEED  IN  THE  NEW   COMPETITIVE
ENVIRONMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS AMENDMENT.

                               4. OTHER BUSINESS

    The Board of Directors does not know of any other matters to come before the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their judgment on such other matters.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP has acted as the Company's independent auditors since 1958, and has been recommended by the Audit and Finance Committee, approved by the Board of Directors and engaged by the Company as the Company's and its wholly-owned subsidiaries' independent public accountants for 1996. Representatives of Arthur Andersen LLP will be in attendance at the shareholders' meeting, will be available to respond to appropriate questions from shareholders and will be permitted to make a statement at the meeting if they desire to do so.

                       ANNUAL REPORT TO THE SHAREHOLDERS

    The Annual Report of the Company for  the year ended December 31, 1995,  was
mailed  to  shareholders  on  March    ,  1996.  The  Report  contains financial
statements audited by Arthur Andersen LLP, independent public accountants.

    Whether or not you expect to be present at the 1996 Annual Meeting, you are requested to date, sign, and return the enclosed proxy card. Your prompt response will be much appreciated.

                                          By Order of the Board of Directors,

                                                        /s/ Richard D. Terrill
                                                          Richard D. Terrill
                                                              SECRETARY
Topeka, Kansas
March 25, 1996

                                                                      APPENDIX A

                            WESTERN RESOURCES, INC.

                             ---------------------

                 1996 LONG TERM INCENTIVE AND SHARE AWARD PLAN
                          (EFFECTIVE JANUARY 1, 1996)

                            ------------------------

    1. PURPOSES. The purposes of the 1996 Long Term Incentive and Share Award Plan are to advance the interests of Western Resources, Inc. and its shareholders by providing a means to attract, retain, and motivate employees and directors of the Company and certain of its Subsidiaries and affiliates upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

    2.   DEFINITIONS.   For purposes of  the Plan, the  following terms shall be
defined as set forth below unless a different meaning is plainly required by the context:

        (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity.

        (b) "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Employee under the Plan.

        (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

        (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by such Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

        (e) "Board" means the Board of Directors of the Company.

        (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

        (g) "Committee" means the Human Resources Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; PROVIDED, HOWEVER, that the Committee shall consist of two or more directors of the Company, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C) of the Code.

        (h) "Company" means Western Resources, Inc., a corporation organized under the laws of the state of Kansas, or any successor corporation.

        (i) "Director" means a non-employee member of the Board.

        (j) "Director's Share" means a share granted to a Director under Section 7.

        (k) "Dividend Equivalent" means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

        (l) "Eligible Employee" means an employee of the Company or its Subsidiaries and Affiliates, including any director who is an employee, who is responsible for or contributes to the management, growth and/or profitability of the business of the Company, its Subsidiaries or Affiliates.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

        (n) "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the shares are listed on any established stock exchange or on a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange.

        (o) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

        (p) "NQSO" means any Option that is not an ISO.

        (q)  "Option"  means a  right, granted  under  Section 5(b)  to purchase
    Shares.

        (r) "Other Share-Based Award" means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

        (s) "Participant" means an Eligible Employee or Director who has been granted an Award or Director's Shares under the Plan.

        (t) "Performance Share" means a performance share granted under Section 5(f).

        (u) "Performance Unit" means a performance unit granted under Section 5(f).

        (v) "Plan" means this 1996 Long Term Incentive and Share Award Plan.

        (w) "Restricted Shares" means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

        (x) "Restricted Share Unit" means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

        (y) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

        (z) "SAR" or "Share Appreciation  Right" means the right, granted  under
    Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

        (aa) "Shares" means common stock, $5.00 par value per share, of the Company.

        (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 100% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    3.  ADMINISTRATION.

    (a) AUTHORITY OF THE COMMITTEE. Except as provided in subsection (e) of this Section 3, the Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

        (i) to select Eligible Employees to whom Awards may be granted;

        (ii) to designate Affiliates;

       (iii) to determine the type or types of Awards to be granted to each Eligible Employee;

        (iv) to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

        (v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

        (vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

       (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

      (viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

        (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any
    Award,   rules  and  regulations,  Award   Agreement,  or  other  instrument
    hereunder,

        (x) to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable; and

        (xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

    (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Employees, any person claiming any rights under the Plan from or through any Eligible Employee, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

    (c)   LIMITATION  OF LIABILITY.    Each member  of  the Committee  shall  be
entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

    (d) LIMITATION ON COMMITTEE'S DISCRETION. Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

    (e) ADMINISTRATION OF DIRECTORS' PORTION. Anything in this Plan to the contrary notwithstanding, the portion of this Plan relating to Directors shall be administered by the full Board. Since grants to Directors are either automatic or based on the elections of Directors, this function will be limited to interpretation and general administrative oversight.

    4.  SHARES SUBJECT TO THE PLAN

    (a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards and Director's Shares under the Plan shall be 3,000,000. No Award or Director's Shares may be granted if the number of Shares to which such Award or Director's Shares relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Awards or Director's Shares are forfeited, canceled, terminated, exchanged or surrendered or such Award or Director's Shares is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award or Director's Shares shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards or Director's Shares under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised. Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares with respect to which Options or SARs may be granted during a calendar year to any Eligible Employee under this Plan shall be 75,000
(seventy-five thousand) Shares or with respect to Restricted Shares and Performance Shares the equivalent of 15,000 shares during a calendar year.

    (b) Any Shares distributed pursuant to an Award or Director's Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

    (c) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate ln order to prevent dilution or enlargement of the rights of Eligible Employees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; PROVIDED, HOWEVER, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; PROVIDED, HOWEVER, that, if an Award Agreement specifically so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(c) of the Code and the regulations thereunder.

    5.  SPECIFIC TERMS OF AWARDS.

    (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Eligible Employee.

    (b) OPTIONS. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Employees on the following terms and conditions:

        (i) EXERCISE PRICE. The exercise price per Share purchasable under an Option shall be determined by the Committee, and the Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

        (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Employees.

       (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan.

    (c)  SARS.   The Committee is authorized  to grant SARs (Share  Appreciation
Rights) to Eligible Employees on the following terms and conditions:

        (i) RIGHT TO PAYMENT. A SAR shall confer on the Eligible Employee to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market value of one Share on the date of exercise (or if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the exercise price of the SAR as determined by the Committee as of the date of grant of the SAR (which, in the case of an SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

        (ii) OTHER TERMS. The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Employees, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter, and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

    (d) RESTRICTED SHARES. The Committee is authorized to grant Restricted Shares to Eligible Employees on the following terms and conditions:

        (i) ISSUANCE AND RESTRICTIONS. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Employee granted Restricted Shares shall have all of the rights of a shareholders including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. The Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

        (ii) FORFEITURE. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

       (iii) CERTIFICATES FOR SHARES. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Employee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

        (iv) DIVIDENDS. Dividends paid on Restricted Shares shall be either paid at the dividend payment date or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

    (e)    RESTRICTED  SHARE  UNITS.    The  Committee  is  authorized  to grant
Restricted Share Units to Eligible Employees, subject to the following terms and conditions:

        (i) AWARD AND RESTRICTIONS. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Employee). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such criteria were in fact satisfied.

        (ii) FORFEITURE. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

    (f) PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Employees on the following terms and conditions:

        (i) PERFORMANCE PERIOD. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Employee to Eligible Employee and shall be based upon such performance criteria as the Committee may deem appropriate. Performance Periods may overlap and Eligible Employees may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

        (ii) AWARD VALUE. At the beginning of a Performance Period, the Committee shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

       (iii) Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; PROVIDED, HOWEVER, that, if an Award Agreement so provides, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

        (iv) FORFEITURE. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; PROVIDED, HOWEVER, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units.

        (v) PAYMENT. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. The Committee must certify in writing prior to payment of any Performance Share or Performance Unit that the performance objectives and any other material items were in fact satisfied.

    (g) DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Eligible Employees. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

    (h) OTHER SHARE-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Employees such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

    6.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.

    (a) STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Employees either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Employee to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either at the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

    (b) TERMS OF AWARDS. The term of each Award granted to an Eligible Employee shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

    (c) FORM OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

    (d) NONTRANSFERABILITY. Unless otherwise set forth by the Committee in an Award Agreement, Awards (except for vested shares) shall not be transferable by an Eligible Employee except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Employee only by such Eligible Employee or his guardian or legal representative. An Eligible Employee's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Employee creditors.

    7.  DIRECTOR'S FEES

    (a) STOCK GRANT. Each Director Participant shall receive such portion of his/her Director fees in Shares as shall be established from time to time by the Board, with the remainder of such Director fees to be payable, in cash or in Shares as elected by the Director Participant in accordance with Section 7(b) below.

    (b) ELECTION TO DETERMINE PERCENTAGE OR AMOUNT OF COMPENSATION TO BE PAID IN STOCK. Each Director Participant shall have an opportunity to elect to have the remaining portion of his/her Director fees paid in cash or shares, or a combination thereof. Except for the initial election following adoption of the plan or the Director's election to the Board, any such election shall be made in writing and must be made at least six months before the services are rendered giving rise to such compensation, and may not be changed thereafter except as to compensation for services rendered at least six months after any such election to change is made in writing. In the absence of such an election, such remaining portion of the Director's fees shall be paid entirely in cash. Nothing contained in this Section 7(b) shall be interpreted in such a manner as would disqualify the Plan from treatment as a "formula plan" under Rule 16b-3.

    (c)  AMOUNT AND DATE OF PAYMENT FOR STOCK COMPENSATION.

    (1) For any Plan Year in which a Director is a Participant for the full Plan Year, any Stock compensation due a Director Participant pursuant to Sections 7(a) shall be payable at the beginning of such plan year, and with respect to
Section 7(b) above shall be payable on a quarterly basis, with the first such quarterly distribution being made on April 1 and succeeding quarterly distributions being made on July 1, October 1, and January 1. The amount of stock to be distributed to a Director Participant shall be determined by dividing the Director Participant's required and elected dollar amount of stock compensation by the Fair Market Value of the Shares.

    (2) Notwithstanding the foregoing, for purposes of the 1996 Plan Year, no stock distributions shall be made prior to receipt of all requisite approvals; provided, however, that once the requisite approvals of the Plan are received, the stock distributions shall be made as soon as practicable thereafter and shall include any stock distributions which would have been made had the requisite approvals been obtained on the Effective Date. The stock distributions to be made in accordance with this Section 7(c)(2) shall be valued in accordance with the provisions of Section 7(c)(1).

    8.  CHANGE OF CONTROL PROVISIONS.

    (a) ACCELERATION OF EXERCISABILITY AND LAPSE OF RESTRICTIONS; CASH-OUT OF AWARDS. In the event of a Change of Control, the following acceleration and cash-out provisions shall apply unless otherwise provided by the Committee at the time of the Award grant.

        (i) All outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable; unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

        (ii) For a period of up to 60 days following a Change of Control, the Participant may elect to surrender any outstanding Award and to receive, in full satisfaction therefor, a cash payment equal to the value of such Award calculated on the basis of the Change of Control Price of any Shares or the Fair Market Value of any property other than Shares relating to such Award; provided, however, that in the case of an Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, the cash payment shall be based upon the Fair Market Value of Shares on the date of exercise. In the event that an Award is granted in tandem with another Award such that the Participant's right to payment for such Award is an alternative to payment of another Award, the Participant electing to surrender any such tandem Award shall surrender all alternative Awards related thereto and receive payment for the Award which produces the highest payment to the Participant. Except as provided in Section 8(a)(iii), in no event will an Award be surrendered or a Participant have the right to receive cash under this
    Section 8(a)(ii) with respect to an  Award if the Participant is subject  to
    Section 16 of the Exchange Act and at least six months shall not have elapsed from the date on which the Participant was granted the Award before the date of the Change of Control (unless this restriction is not at such time required under Rule 16b-3).

       (iii) In the event that any Award is subject to limitations under Section 8(a)(ii) at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant with respect to such Award, a Change of Control shall be deemed to occur at the close of business on the first business day following the date on which the Award could be sold without liability under Section 16 of the Exchange Act.

    (b)   DEFINITIONS  OF CERTAIN TERMS.   For  purposes of this  Section 8, the
following definitions, in addition to those set forth in Section 2, shall apply:

        (i) "Change of Control"  means and shall be  deemed to have occurred  if
    (a) any person (within the meaning of the Exchange Act), other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 30 percent or more of the total voting power of all the then-outstanding Voting Securities, (b) the individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Company together with those who first become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of the effective date of the Plan or whose recommendation, election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board, (c) the shareholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company, or consummation of any such transaction if shareholder approval is not obtained, other than (i) any such transaction which would result in more than 75 percent of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by more than 75 percent of the holders of outstanding Voting Securities immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (ii) any such transaction which would result in a Related Party beneficially owning more than 50 percent of the voting securities of the surviving entity outstanding immediately after such transaction, (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction.

        (ii)  "Change  of Control  Price" means,  with respect  to a  Share, the higher of (a) the highest reported sales price of Shares on the New York Stock Exchange during the 30 calendar days preceding a Change of Control, or
    (b) the highest price paid or offered in a transaction which either (i) results in a Change of Control, or (ii) would be consummated but for another transaction which results in a Change of Control and, if it were consummated, would result in a Change of Control. With respect to clause (b) in the preceding sentence, the "price paid or offered" will be equal to the sum of (i) the face amount of any portion of the consideration consisting of cash or cash equivalents and (ii) the fair market value of any portion of the consideration consisting of real or personal property other than cash or cash equivalents, as established by an independent appraiser selected by the Committee.

       (iii) "Related Party" means (a) a wholly-owned subsidiary of the Company; or (b) an employee or group of employees of the Company or any wholly-owned subsidiary of the Company; or (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any wholly-owned subsidiary of the Company; or (d) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities.

        (iv) "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

    9.  GENERAL PROVISIONS.

    (a) COMPLIANCE WITH LEGAL AND TRADING REQUIREMENTS. The Plan, the granting and exercising of Awards or Director's Shares thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award or Director's Share until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law.

    (b) NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken thereunder shall be construed as giving any employee or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's or director's employment or service at any time.

    (c) TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Employee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Employees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Employee's tax obligations.

    (d) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required (i) in order to insure that Awards granted under the Plan are exempt under Rule 16b-3 or (ii) under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of such Participant under any Award or Director's Shares theretofore granted to him or her. Notwithstanding the other provisions of this paragraph, Section 7 and the other provisions of this Plan applicable to Director's Shares may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    (e) NO RIGHTS TO AWARDS; NO SHAREHOLDER RIGHTS. No Eligible Employee or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees and employees. No Award shall confer on any Eligible Employee any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Employee in accordance with the terms of the Award.

    (f) UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award or Director's Shares, nothing contained in the Plan or any Award or Director's Share shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

    (g) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    (h) NOT COMPENSATION FOR BENEFIT PLANS. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

    (i)   NO  FRACTIONAL  SHARES.   No  fractional  Shares shall  be  issued  or
delivered pursuant to the Plan or any Award or Director's Option. Cash shall be paid in lieu of such fractional shares.

    (j) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of Kansas without giving effect to principles of conflict of laws.

    (k) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall become effective as of January 1, 1996, (the "Effective Date") upon approval by the affirmative votes of the holders of a majority of voting securities of the Company voting upon the adoption of the plan. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

    (l)  TITLES AND HEADINGS.   The titles and headings  of the sections in  the
Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                                                                      APPENDIX B

    Amendment to the Restated Articles of Incorporation to delete Article VI.6.(c)(iii). The text of Article VI.6.(c)(iii) follows:

                                   ARTICLE VI

    6. The holders of the Preferred Stock shall be entitled to the following special voting rights:

                                     * * *

        (c) Subject to the provisions of Subdivision (d) of Paragraph 6 of this Section A, so long as any Preferred Stock is outstanding, the Corporation shall not (i) without the consent (given by vote in person or by proxy at a meeting called for that purpose) of the holders of at least a majority of the shares of Preferred Stock then outstanding, voting separately as a class, or if more than one-third of the outstanding shares of such stock shall vote negatively, and (ii) without the vote of the percentage or number of shares of any and all classes required by law and the Articles of Incorporation of the Corporation, or amendments thereto, including this amendment:

                                     * * *

          (iii) Issue any unsecured notes, debentures or other securities representing unsecured indebtedness, or assume any such unsecured securities, for purposes other than refunding of outstanding unsecured securities theretofore issued or assumed by the Corporation or the redemption, reacquisition or other retirement of outstanding Preferred Stock, if, immediately after such issue or assumption, the total principal amount of all such unsecured securities then outstanding would exceed fifteen per cent (15%) of the aggregate of (1) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then to be outstanding, and (2) the capital stock and surplus of the Corporation as then to be stated on its books;

                                     * * *

                            WESTERN RESOURCES, INC.

  SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC.--MAY 7, 1996, AT 11:00 A.M., IN THE MANER CONFERENCE CENTRE (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

      The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg, and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, including discretionary power upon other matters properly coming before the meeting, to vote at the above Annual Meeting and any adjournment(s) thereof all shares of Common Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 25, 1996.

      The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

PROXY AND VOTING INSTRUCTION CARD                         COMMON                      WESTERN RESOURCES, INC.
The Board of Directors recommends a vote FOR all Nominees and                  ANNUAL MEETING OF SHAREHOLDERS
proposals 2 & 3.                                                                                  MAY 7, 1996
Please mark your choice like this / / in blue or black ink.

1. Election of the following nominees as Directors: FRANK J. BECKER GENE A. BUDIG C. Q. CHANDLER THOMAS R. CLEVENGER DAVID C. WITTIG

/ / FOR all Nominees          / / WITHHELD for all          WITHHELD for the following nominee(s) only:
                              Nominees                      Write name(s):

2.  Adoption of 1996 Long Term Incentive and Share Award Plan.                       / / FOR  / / AGAINST  / / ABSTAIN
3.  Amend the Articles of Incorporation relating to unsecured indebtedness.          / / FOR  / / AGAINST  / / ABSTAIN

                                                                                     Signature                        Date

                                                                                     Signature                        Date
                                                                                     Please mark, date and sign as your
                                                                                     name appears hereon and return  in
                                                                                     the enclosed envelope.

                         (Instructions on Reverse Side)

                            WESTERN RESOURCES, INC.

  SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC.--MAY 7, 1996, AT 11:00 A.M., IN THE MANER CONFERENCE CENTRE (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

      The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg, and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, including discretionary power upon other matters properly coming before the meeting, to vote at the above Annual Meeting and any adjournment(s) thereof all shares of Preferred Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 25, 1996.

      The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

PROXY AND VOTING INSTRUCTION CARD                      PREFERRED                      WESTERN RESOURCES, INC.
The Board of Directors recommends a vote FOR all Nominees and                  ANNUAL MEETING OF SHAREHOLDERS
proposals 2 & 3.                                                                                  MAY 7, 1996
Please mark your choice like this / / in blue or black ink.

1. Election of the following nominees as Directors: FRANK J. BECKER GENE A. BUDIG C. Q. CHANDLER THOMAS R. CLEVENGER DAVID C. WITTIG

/ / FOR all Nominees          / / WITHHELD for all          WITHHELD for the following nominee(s) only:
                              Nominees                      Write name(s):

2.  Adoption of 1996 Long Term Incentive and Share Award Plan.                       / / FOR  / / AGAINST  / / ABSTAIN
3.  Amend the Articles of Incorporation relating to unsecured indebtedness.          / / FOR  / / AGAINST  / / ABSTAIN

                                                                                     Signature                        Date

                                                                                     Signature                        Date
                                                                                     Please mark, date and sign as your
                                                                                     name appears hereon and return  in
                                                                                     the enclosed envelope.

                         (Instructions on Reverse Side)

                                       Common
PROXY AND VOTING INSTRUCTION CARD                                will attend / /
The Board of Directors recommends a vote FORall nominees listed below and FOR proposals 2 & 3
Please mark your votes as in this example. /X/


1.Election of Directors:      FRANK J. BECKER     GENE A. BUDIG      C.Q. CHANDLER      THOMAS R. CLEVENGER      DAVID C. WITTIG
  / / FOR all Nominees             / / WITHHOLD for all Nominees      WITHHELD for the following nominee(s) only:
                                                                      write name(s):


                                                                                  ----------------------------------------------

2.Adoption of 1996 Long-Term Incentive and Share Award Plan.                                / / FOR   / / AGAINST  / / ABSTAIN
3.Amend the Articles of Incorporation relating to unsecured indebtedness.                   / / FOR   / / AGAINST  / / ABSTAIN


                                                                                          -----------------------  -----------
                                                                                          Signaure                 Date


                                                                                          -----------------------  -----------
                                                                                          Signature                Date

                                                                                          Please mark, date and sign as your name
                                                                                          appears hereon and return in the enclosed
                                                       (Instructions on Reverse Side)     envelope.
-----------------------------------------------------------------------------------------------------------------------------------
                                                     * FOLD AND TEAR ALONG PERFORATION *


                                                        [WESTERN RESOURCES LOGO]


Dear Shareholder:

    The Western Resources, Inc. Annual Meeting of Shareholders will be held in the Maner Conference Center (Kansas Expocentre) located at the southeast corner of Seventeenth and Western, Topeka, Kansas, at 11:00 a.m., on May 7, 1996.

    Shareholders of record on March 19, 1996, are entitled to vote, in person or by proxy, at the meeting. The proxy card attached to the top of this page is for your use in designating proxies and providing voting instructions.

    The attached card serves both as a proxy designation for Shareholders of record, including those holding shares through the Dividend Reinvestment and Stock Purchase Plan and as voting instructions for the participants in the Western Resources, Inc. 401(k) Employees' Savings Plan.

    Participants in the employee savings plan are entitled to direct the Trustee how to vote their shares.

    The Board of Directors recommend a vote FOR all nominees and proposals.

    Please indicate your voting preferences on the card, sign and date the card, and return it in the enclosed envelope.

                               WESTERN RESOURCES, INC.

    SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC. -- MAY 7, 1996, AT 11:00 A.M., IN THE MANER CONFERENCE CENTER (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

    The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, including discretionary power upon other matters properly coming before the meeting, to vote at the above Annual Meeting and any adjournment(s) thereof all shares of Common Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. This proxy also provides voting instructions for Shares held by the undersigned in the employee savings plan. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 25, 1996.

    The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.


                     THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
                 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

                  Forward this card to Corporate Election Services:
                       P.O. Box 1150, Pittsburgh, PA 15230-9954

--------------------------------------------------------------------------------
                         * FOLD AND TEAR ALONG PERFORATION *

                                      Preferred

PROXY AND VOTING INSTRUCTION CARD                                will attend / /
The Board of Directors recommends a vote FORall nominees listed below and FOR proposals 2 & 3
Please mark your votes as in this example. /X/

1.Election of Directors:      FRANK J. BECKER     GENE A. BUDIG     C.Q. CHANDLER       THOMAS R. CLEVENGER      DAVID C. WITTIG
  / / FOR all Nominees             / / WITHHOLD for all Nominees        WITHHELD for the following nominee(s) only:
                                                                        write name(s):

                                                                        --------------------------------------------------------

2.Adoption of 1996 Long-Term Incentive and Share Award Plan.                    / / FOR        / / AGAINST         / / ABSTAIN
3.Amend the Articles of Incorporation relating to unsecured indebtedness.       / / FOR        / / AGAINST         / / ABSTAIN


                                                                           -------------------------------   -----------------
                                                                           Signature                         Date


                                                                           -------------------------------   -----------------
                                                                           Signature                         Date


                                                                           Please mark, date and sign as your name appears hereon
                                                                           and return in the enclosed envelope.

                                                       (Instructions on Reverse Side)
----------------------------------------------------------------------------------------------------------------------------------
                                                     * FOLD AND TEAR ALONG PERFORATION *



                                                        [WESTERN RESOURCES LOGO]

Dear Shareholder:

    The Western Resources, Inc. Annual Meeting of Shareholders will be held in the Maner Conference Center (Kansas Expocentre) located at the southeast corner of Seventeenth and Western, Topeka, Kansas, at 11:00 a.m., on May 7, 1996.

    Shareholders of record on March 19, 1996, are entitled to vote, in person or by proxy, at the meeting. The proxy card attached to the top of this page is for your use in designating proxies and providing voting instructions.

    The Board of Directors recommend a vote for FOR all nominees and proposals.

    Please indicate your voting preferences on the card, sign and date the card, and return it in the enclosed envelope.

                               WESTERN RESOURCES, INC.

    SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN RESOURCES, INC. -- MAY 7, 1996, AT 11:00 A.M., IN THE MANER CONFERENCE CENTER (KANSAS EXPOCENTRE) LOCATED AT THE SOUTHEAST CORNER OF SEVENTEENTH AND WESTERN, TOPEKA, KANSAS.

    The undersigned hereby appoints John E. Hayes, Jr., John K. Rosenberg and Richard D. Terrill and any one or more of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, including discretionary power upon other matters properly coming before the meeting, to vote at the above Annual Meeting and any adjournment(s) thereof all shares of Preferred Stock of Western Resources, Inc. that the undersigned would be entitled to vote at such meeting. The undersigned acknowledges receipt of the Notice and Proxy Statement dated March 25, 1996.

    The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.


                     THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
                 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


                  Forward this card to Corporate Election Services:
                       P.O. Box 1150, Pittsburgh, PA 15230-9954

--------------------------------------------------------------------------------
                         * FOLD AND TEAR ALONG PERFORATION *